March 30, 2020

To the Board of Directors and Audit Committee

Cannabis Suisse Corporation

Due  to  staffing  issues  at  our  firm  and  our  clients  staffing  difficulties  as  a  result  of  the  COVID-19  pandemic,  we need  additional  time  to  complete  the  review  procedures  related  to  the  three  and  nine  month  periods  ended

February  29,  2020.  We  concur  with  Cannabis  Suisse  Corporation  that  it  is  necessary  to  file a  report  on  Form  8-K to request the additional 45-day extension to file their quarterly report on Form 10-Q.

Very truly yours,

Accell Audit & Compliance, P.A.

4806 West Gandy Boulevard i Tampa, Florida 33611 i 813.440.6380